UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:  6/30/12

Item 1.  Reports to Stockholders.

Annual Report

June 30, 2012

1-877-7PWRINC

1-877-779-7462

www.powerincomefund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Power Income Fund

Annual Letter to Shareholders

Dear Investors,

We are pleased to address our second annual letter to shareholders.

The Power Income Fund’s objective is to maximize total return from income and capital appreciation with the preservation of capital a secondary objective.  The fund seeks equity-like returns and seeks to beat an index of all bonds, corporate and government (Barclays Capital U.S. Aggregate Bond Index).  During the period from June 30, 2011 to the period ending June 30, 2012 the Power Income Fund had the following performance for the various share classes relative to the fixed income indices:

Returns for Period June 30, 2011 thru June 30, 2012 and Year to Date thru June 30, 2012

6/30/11-6/30/12
Power Income Fund Class I	-1.23%
Power Income Fund Class A	-1.45%
Power Income Fund Class A with Load	-6.41%
Barclays Capital U.S. Aggregate Bond Index	7.47%
Merrill Lynch U.S. High Yield Master II Index	6.49%

The Power Income Fund employs a “Tactical” approach to investing.  The fund generally invests in high yield bond funds and/ or money market funds utilizing a proprietary defensive trading system.  The system indicates whether it is time to be invested in the high yield asset class or money markets.  The purpose of switching between these two investments is an attempt to minimize losses during a downturn and maximize gains during upturns.  In addition, the “Tactical” approach can utilize a hedging strategy utilizing mutual funds with an inverse relationship to the high yield asset class or short sell high yield ETFs.

The trailing twelve months thru the period ending 6/30/12 can be broken down into two environments.  In the second half of 2011 the stock market and high yield asset class experienced significant volatility predicated upon event driven political wrangling over debt crises.  The United States had experienced a debt ceiling crisis in 2011 that was debated in Congress and temporarily distinguished on August 2, 2011 when after legislation was passed by both the house and the senate, The Budget Control Act of 2011 was signed into law.  Just days later the U.S. debt rating was cut by credit agency Standard and Poor’s for the first time in the country’s history.  This created significant downside for the week and saw the S&P 500 index down nearly 7% and high yield bonds down nearly 2%.  From July 28th thru September 30th, the S&P 500 index was down over 12% while the Merrill Lynch High Yield Master II Index was down over 7%.  By comparison the Power Income Fund I Share class was down -3.63%.  (Source:  Investors FastTrack)  During the period there was a flight to quality and the higher quality Barclays Capital U.S. Aggregate Bond Index was up nearly 3%.

Subsequently, in the month of October of 2011, the capital markets and high yield asset class experienced an explosive rally with equities up nearly 11% and high yield bonds up about 6%.   The turnaround was largely due to concerns over the U.S. debt downgrade having limited financial impact relative to overly pessimistic concerns.  The Power Income Fund I Share class was up just over 1% for the month and the Aggregate up about .10%.  Then, again in November, the market refocused on the European debt crisis as the market once again sold off due to Greece’s decision to hold a referendum on its latest rescue package.  Equity markets dropped about 7% during the month of November and high yield bonds and the Power Income Fund each dropped nearly 3%.  From the end of November thru the end of December 2011 the capital markets began to settle down and began to move into a more sustainable uptrend.

As previously mentioned the 2nd half of 2011 proved to be challenging to investors as the market saw significantly above average volatility in risk assets.  The Power Income Fund moved into a defensive position 3 times during the period and due to the unprecedented volatility experienced whipsaw trades which led to underperformance in the second half of the year relative to the high yield asset class as well as its primary benchmark the Barclays U.S. Aggregate Bond index.

For the period December 31, 2011 thru June 30, 2012 the capital markets and high yield asset class had settled down and volatility had diminished creating the backdrop for a strong run in both the equity markets and the high yield asset class.  The Power Income Fund I share class had nearly doubled the performance of its primary benchmark and had returned 3.91% on a year to date basis for the six month period.  During the 1st half of 2012 the fund did get defensive in the second quarter as concerns revisited themselves over the European debt crisis and the potential impact of a slowing economy as had been evidenced in recent economic activity.

Overall the performance of the fund can largely be attributed to the dividends received from the underlying high yield funds, capital gains from the underlying high yield positions and interest received from the cash and cash equivalent exposure.  The largest high yield fund positions that were taken during the time period were the Pimco High Yield Fund (PHIYX) and the RidgeWorth Seix High Yield Fund (SAMHX).  There were in general three weak environments during the period referenced where the high yield asset class and the Power Income Fund’s underlying high yield holdings experienced some downside volatility.  As previously mentioned in such environments the Power Income Fund will apply it’s sell discipline to each respective underlying fund and move to a defensive position in cash or cash equivalents.

Dividends and Distributions

In accordance with the funds policy and prospectus the Power Income Fund did make the following dividend and capital gain distributions for each of the respective share classes:

Power Income Fund Class I Share -PWRIX
Distribution Date	Long-Term Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/29/2011	0.0000	0.0000	0.0207	0.0207
12/29/2011	0.0040	0.0404	0.0613	0.1057
3/29/2012	0.0000	0.0000	0.1105	0.1105
6/29/2012	0.0000	0.0000	0.0629	0.0629

Power Income Fund Class A Share -PWRAX
Distribution Date	Long-Term Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/29/2011	0.0000	0.0000	0.0088	0.0088
12/29/2011	0.0040	0.0404	0.0539	0.0983
3/29/2012	0.0000	0.0000	0.1046	0.1046
6/29/2012	0.0000	0.0000	0.0570	0.0570

Market Outlook and Potential Power Income Fund Implications

The Power Income Fund primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions.  However, the firm does recognize the current economic environment we are in and can comment to the behavior of the high yield asset class in general.  High yield bond funds often referred to as “Junk” bond funds trade on earnings similar to stocks and they generally do well in an improving economy and generally falter in recessionary times.  This asset class typically is made up of lower credit quality bonds and hence commands a higher yield, or interest rate, to compensate investors for the additional risk of holding lower credit quality issues.  As with any bond issue, this asset class is subject to the ability of corporations to meet their debt payments.

We have been in a broad economic recovery stemming from the credit crisis experienced in 2008 into early 2009.  It has been an environment that has been favorable to investing in the high yield asset class.  As a firm W.E. Donoghue & Co., Inc. believes that we are in a cyclical bull cycle (mini bull cycle) within a secular bear market cycle (longer term cycle).  Cyclical bull cycles typically last about 34 months on average within a secular bear market cycle.  As of the time of this commentary we are in month 41 of this cyclical bull market run.  The question that remains is whether the rally is almost over and where do we go from here.  It is important to understand that credit cycles typically last about 6 years with four of those years being on the upside.  Therefore, now more than ever WEDCO feels that a tactical approach makes sense to approach the markets and particularly the high yield asset class.  Further, in reviewing high yield bond assets it is important to consider issues such as default levels, spreads and yields.

Default Levels

Due to massive Quantitative Easing efforts by the federal government the overall economy has been improving as has liquidity and the credit environment.  Default rates have remained benign and are expected to be approaching the 1.5%-2.5% level over the next year.  This should bode well for the high yield asset class.

Spreads

Over the last twelve months for the period ending June 30, 2012 we have seen spreads uptick on the Merrill Lynch U.S. High Yield Master II index from 556 basis points to 655 basis points.  This can largely be attributed to the flight to quality that the market has experienced and the relative outperformance of treasuries versus high yield bonds for the comparable period.  Spreads are slightly above average spreads but way above the lows over the previous cycle.  Based upon historical default levels and historical spreads there is room for further contraction in spreads thus upside potential for the high yield asset class.  Please see the following graph for a visual of high yield spreads.

Merrill Lynch High Yield Master II Index - Spreads
Source: Bloomberg and Merrill Lynch
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
12/31/2001
3/31/2002
6/30/2002
9/30/2002
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011
12/31/2011
3/31/2012
6/30/2012

Data Source:  Bloomberg

Yields

The Merrill Lynch U.S. High Yield Master II Index is yielding 7.38% as of June 30, 2012 which is slightly above where it stood a year earlier.  As in previous cycles the concern over rising interest rates is currently on the mind of all bond investors.  It should be noted that in a recovering environment high yield bonds have actually performed more favorably than in a falling interest rate environment.  This is due to the credit element to the high yield asset class.  In a recovering economic environment high yields tend to trade more off of credit levels rather than rate exposure.  In fact, they tend to be less correlated with the more interest rate sensitive treasuries in this environment.  This being said we are optimistic for the prospects of the high yield asset class.  There can be no guarantee that the high yield bond asset class won’t reverse its recent rally to trend downward however.  The following chart reflects yields on the Merrill Lynch U.S. High Yield Master II Index from June 30, 1995 thru June 30, 2012.  You will see that high yield bonds are paying attractive yields even though we are well off the recent peak for yields in the high yield asset class.

Source:  Bloomberg

Summary

The past year proved to be a tale of two markets.  The second half of 2011 was extremely volatile and historical.  The first half of 2012 was relatively benign and fruitful.  We continue to believe that the high yield asset class offers attractive upside potential given the current levels of expectations of defaults relative to current spreads and yields.  Further, we believe that the high yield asset class, which is generally less interest rate sensitive than other areas of the fixed income asset classes, may offer a stronger relative investment than other fixed income asset classes assuming the economy does not move into a double dip recession.  Conversely, should the economy deteriorate and the high yield asset class becomes adversely affected, the Power Income Fund continues to have the ability to move 100% to cash or cash equivalents.

We want to thank you for your continued investment and vote of confidence in the Power Income Fund.

Regards,

Investment Committee

W.E. Donoghue & Co., Inc.

Adviser to the Power Income Fund

The Merrill Lynch U.S. High Yield Master II Index:  A commonly used benchmark index for high yield corporate bonds.  It is administered by Merrill Lynch.  The Master II is a measure of the broad high yield market.  You cannot invest in an index.

The Barclays Capital U.S. Aggregate Bond Index:  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.  You cannot invest in an index.

The historical performance of the Merrill Lynch U.S. High Yield Master II Index and Barclays Capital U.S. Aggregate Bond Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large‐cap stocks. You cannot invest directly in an index.

1357-NLD-9/5/2012

Power Income Fund
PORTFOLIO REVIEW
June 30, 2012 (Unaudited)

The Fund's performance figures* for the period ending June 30, 2012, compared to its benchmarks:

	One Year	Since Inception **
Power Income Fund - Class A	-1.45%	2.03%
Power Income Fund - Class A with load	-6.41%	-0.87%
Power Income Fund - Class I	-1.23%	2.25%
Barclays Capital U.S. Aggregate Bond Index***	7.47%	5.18%
Merrill Lynch U.S. High Yield Master II Index****	6.49%	8.95%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-877-779-7462

** Inception date is September 14, 2010.

***  The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type.  Most U.S. traded investment grade bonds are represented.  Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues.  The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars.  Unlike a mutual fund, an index does not reflect any trading costs or management fees.  Investors cannot directly invest in an index.

**** Merrill Lynch U.S. High Yield Master II Index measures the performance of below investment grade, U.S. dollar denominated corporate bonds, publicly issued in the U.S. domestic market.  Unlike a mutual fund, an index does not reflect any trading costs or management fees.  Investors cannot directly invest in an index.

Holdings By Sector	% of Net Assets
Mutual Funds	85.5%
ETF's	13.1%
Money Market Funds	17.0%
Other, Cash & Cash Equivalents	(15.6)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Power Income Fund
PORTFOLIO OF INVESTMENTS
June 30, 2012
Shares		Value

	MUTUAL FUNDS - 85.5%
	DEBT FUNDS - 85.5%
4,257,239	Columbia High Yield Bond Fund	$ 12,047,987
1,127,729	DWS High Income Fund	5,390,545
547,432	Hartford High Yield Fund	4,034,576
799,282	Ivy High Income Fund	6,650,025
777,805	Legg Mason Western Asset Global High Yield Bond Fund	5,359,074
3,433,552	Lord Abbett Bond-Debenture Fund Inc.	26,781,707
1,047,593	Lord Abbett High Yield Fund	8,035,037
1,349,681	MainStay High Yield Corporate Bond Fund	7,990,113
801,162	Metropolitan West High Yield Bond Fund	8,051,680
1,938,859	MFS High Income Fund	6,689,064
1,361,158	Northeast Investors Trust	8,030,833
6,647,997	PIMCO High Yield Fund	61,693,410
1,412,395	PIMCO Total Return Fund	15,960,060
701,850	Principal High Yield Fund	5,320,020
2,773,254	RidgeWorth SEIX High Yield Bond Fund	26,817,363
1,486,278	SEI Institutional Managed Trust - High Yield Bond Fund	10,716,068
1,286,754	Wells Fargo Advantage High Yield Bond Fund	4,014,673
467,501	Western Asset High Yield Portfolio	3,912,980

	TOTAL MUTUAL FUNDS (Cost - $226,718,528)	227,495,215

	EXCHANGE TRADED FUNDS - 13.1%
	DEBT FUNDS - 13.1%
191,346	iShares iBoxx $ High Yield Corporate Bond Fund	17,454,582
441,835	SPDR Barclays Capital High Yield Bond ETF	17,434,809

	TOTAL EXCHANGE TRADED FUNDS (Cost - $34,503,324)	34,889,391

	SHORT-TERM INVESTMENTS - 17.0%
	MONEY MARKET FUND - 17.0%
45,257,309	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.18% *	45,257,309
	(Cost - $45,257,309)

	TOTAL INVESTMENTS - 115.6% (Cost - $306,479,159) (a)	$ 307,641,915
	LIABILITIES LESS OTHER ASSETS - (15.6) %	(41,578,475)
	NET ASSETS - 100.0%	$ 266,063,440

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $306,480,814 and differs from market value by net unrealized appreciation/(depreciation) on securities as follows:
	Unrealized appreciation	$ 1,264,113
	Unrealized depreciation	(103,012)
	Net unrealized appreciation	$ 1,161,101

* Money market fund; interest rate reflects effective yield on June 30, 2012.

See accompanying notes to financial statements.

Power Income Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012

ASSETS
Investment securities:
At cost	$ 306,479,159
At value	$ 307,641,915
Receivable for Fund shares sold	92,133
Dividends and interest receivable	256,323
Prepaid expenses and other assets	18,500
TOTAL ASSETS	308,008,871

LIABILITIES
Payable for investments purchased	41,039,814
Payable for Fund shares repurchased	617,651
Investment advisory fees payable	218,470
Fees payable to other affiliates	36,900
Distribution (12b-1) fees payable	4,697
Accrued expenses and other liabilities	27,899
TOTAL LIABILITIES	41,945,431
NET ASSETS	$ 266,063,440

Composition of Net Assets:
Paid in capital	$ 276,580,136
Undistributed net investment income	6,790
Accumulated net realized loss from security transactions	(11,686,242)
Net unrealized appreciation of investments	1,162,756
NET ASSETS	$ 266,063,440

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 23,278,385
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,382,023

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 9.77
Maximum offering price per share
(net asset value plus maximum sales charge of 5.00%) (a)	$ 10.28

Class I Shares:
Net Assets	$ 242,785,055
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	24,883,473

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$ 9.76

(a) On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Power Income Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2012

INVESTMENT INCOME
Dividends	$ 10,066,696
Interest	99,806
TOTAL INVESTMENT INCOME	10,166,502

EXPENSES
Investment advisory fees	2,650,688
Administrative services fees	234,502
Accounting services fees	60,576
Transfer agent fees	59,214
Distribution (12b-1) fees: (Class A)	55,831
Registration fees	46,782
Non 12b-1 shareholder services fee	39,841
Custodian fees	34,149
Professional fees	20,616
Compliance officer fees	19,671
Printing and postage expenses	15,053
Trustees fees and expenses	5,021
Insurance expense	4,014
Other expenses	11,981
TOTAL EXPENSES	3,257,939

NET INVESTMENT INCOME	6,908,563

REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(11,115,288)
Distributions of realized gains from underlying investment companies	204,626
Net change in unrealized appreciation on investments	1,162,756
NET REALIZED LOSS ON INVESTMENTS	(9,747,906)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (2,839,343)

See accompanying notes to financial statements.

Power Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	June 30, 2012	June 30, 2011 (a)
FROM OPERATIONS
Net investment income	$ 6,908,563	$ 7,228,062
Net realized gain (loss) from security transactions	(11,115,288)	514,358
Distributions of realized gains from underlying investment companies	204,626	126,768
Net change in unrealized appreciation of investments	1,162,756	-
Net increase (decrease) in net assets resulting from operations	(2,839,343)	7,869,188

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(518,195)	(349,056)
Class I	(6,377,166)	(7,121,551)
From net realized gains:
Class A	(94,431)	-
Class I	(1,112,512)	-
Net decrease in net assets resulting from distributions to shareholders	(8,102,304)	(7,470,607)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	24,479,919	24,671,584
Class I	90,450,087	253,515,874
Net asset value of shares issued in reinvestment of distributions:
Class A	322,840	291,157
Class I	6,028,372	5,459,245
Redemption fee proceeds:
Class A	5	-
Class I	55	-
Payments for shares redeemed:
Class A	(17,060,865)	(8,372,166)
Class I	(76,580,607)	(26,598,994)
Net increase in net assets resulting from shares of beneficial interest	27,639,806	248,966,700

TOTAL INCREASE IN NET ASSETS	16,698,159	249,365,281

NET ASSETS
Beginning of Period	249,365,281	-
End of Period *	$ 266,063,440	$ 249,365,281
*Includes undistributed net investment income of:	$ 6,790	$ -

SHARE ACTIVITY
Class A:
Shares Sold	2,485,849	2,398,117
Shares Reinvested	33,175	28,630
Shares Redeemed	(1,750,661)	(813,087)
Net increase in shares of beneficial interest outstanding	768,363	1,613,660

Class I:
Shares Sold	9,201,082	24,915,672
Shares Reinvested	621,229	535,672
Shares Redeemed	(7,807,475)	(2,582,707)
Net increase in shares of beneficial interest outstanding	2,014,836	22,868,637

(a) The Power Income Fund commenced operations on September 14, 2010.

See accompanying notes to financial statements.

Power Income Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A
	For the	Period Ended
	Year Ended	June 30,
	June 30, 2012	2011 (1)
Net asset value, beginning of period	$ 10.19	$ 10.00

Activity from investment operations:
Net investment income (2)	0.24	0.34
Net realized and unrealized gain
(loss) on investments	(0.40)	0.18
Total from investment operations	(0.16)	0.52

Less distributions from:
Net investment income	(0.22)	(0.33)
Net realized gains	(0.04)	-
Total distributions	(0.26)	(0.33)

Net asset value, end of period	$ 9.77	$ 10.19

Total return (3)	-1.45%	5.19%	(4)

Net assets, at end of period (000s)	$ 23,278	$ 16,447

Ratio of expenses to average
net assets (6)	1.46%	1.53%	(5)
Ratio of net investment income
to average net assets (6,7)	2.40%	4.19%	(5)

Portfolio Turnover Rate	547%	259%	(4)

(1) The Power Income Fund's Class A and Class I shares commenced operations September 14, 2010.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and assumes reinvestment of distributions.
(4) Not annualized.
(5) Annualized.
(6) Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I
	For the	Period Ended
	Year Ended	June 30,
	June 30, 2012	2011 (1)
Net asset value, beginning of period	$ 10.19	$ 10.00

Activity from investment operations:
Net investment income (2)	0.26	0.38
Net realized and unrealized gain
(loss) on investments	(0.39)	0.15
Total from investment operations	(0.13)	0.53

Less distributions from:
Net investment income	(0.26)	(0.34)
Net realized gains	(0.04)	-
Total distributions	(0.30)	(0.34)

Net asset value, end of period	$ 9.76	$ 10.19

Total return (3)	-1.23%	5.36%	(4)

Net assets, at end of period (000s)	$ 242,785	$ 232,918

Ratio of expenses to average
net assets (6)	1.21%	1.28%	(5)
Ratio of net investment income
to average net assets (6,7)	2.62%	4.61%	(5)

Portfolio Turnover Rate	547%	259%	(4)

(1) The Power Income Fund's Class A and Class I shares commenced operations September 14, 2010.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and assumes reinvestment of distributions.
(4) Not annualized.
(5) Annualized.
(6) Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

1.

ORGANIZATION

The Power Income Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is to seek total return from income and capital appreciation with capital preservation as a secondary objective.

The Fund currently offers two classes of shares:  Class A shares and Class I shares.  Class A shares are offered at net asset value plus a maximum sales charge of 5.00%.  Class I shares are offered at net asset value.  Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  In unusual circumstances, instead of valuing securities in the usual manner, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Underlying of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Power Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2012 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$ 227,495,215	$ -	$ -	$ 227,495,215
Exchange Trade Funds	34,889,391	-	-	34,889,391
Short-Term Investments	45,257,309	-	-	45,257,309
Total	$ 307,641,915	$ -	$ -	$ 307,641,915

The Fund did not hold any Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the current period presented.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  The accounting records are maintained in U.S. dollars.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually.   Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken by the Fund in its 2011 and 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Power Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended June 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,096,121,978 and $823,784,840, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. W.E. Donoghue & Co., Inc. serves as the Fund’s investment advisor (the “Advisor”).  The Fund  has employed Gemini Fund
Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.

The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least November 30, 2012, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.25% and 2.00% for Class A and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. The Distributor is an affiliate of GFS. During the year ended June 30, 2012, the Distributor received $114,929 in underwriting commissions for sales of Class A shares, of which $25,126 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2012, with the approval of the Board, the Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Power Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	and Late Year	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 6,790	$ -	$ (10,688,910)	$ (995,677)	$ 1,161,101	$ (10,516,696)

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $995,677.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At June 30, 2012, the Fund had post-enactment capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 10,688,910	$ -	$ 10,688,910	Non-expiring

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, resulted in reclassification for the period ended June 30, 2012 as follows: a decrease in undistributed net investment income of $6,412 and a decrease in accumulated net realized loss from security transactions of $6,412.

Power Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

6. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Power Income Fund

and the Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Power Income Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of June 30, 2012, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period September 14, 2010 (commencement of operations) through June 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Power Income Fund as of June 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period September 14, 2010 through June 30, 2012 in conformity with accounting principles generally accepted in the United States of America.

.

BBD, LLP

Philadelphia, Pennsylvania

August 29, 2012

Power Income Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2012

As a shareholder of the Power Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Power Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Power Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized Expense	Account Value	Account Value	During Period *
Actual	Ratio	1/1/2012	6/30/2012	1/1/2012 – 6/30/2012
Class A	1.46%	$1,000.00	$1,037.80	$7.40
Class I	1.21%	$1,000.00	$1,039.10	$6.13

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized Expense	Account Value	Account Value	During Period *
(5% return before expenses)	Ratio	1/1/2012	6/30/2012	1/1/2012 – 6/30/2012
Class A	1.46%	$1,000.00	$1,017.60	$7.32
Class I	1.21%	$1,000.00	$1,018.85	$6.07

*    Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Renewal of Advisory Agreement – Power Income Fund

In connection with a meeting held on June 20, 2012, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between W.E. Donoghue & Co., Inc. (“Donoghue” or the “Adviser”) and the Trust, on behalf of Power Income Fund (the “Fund”).  In considering the Agreement, the Adviser had provided the Board with written materials related to the Agreement.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Donoghue’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board noted that there had been no changes to key personnel at the Adviser.  The Board then reviewed Donoghue’s balance sheet and profit and loss report. The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board reviewed the performance of the Fund compared to a peer group of similar mutual funds and its benchmark.  The Trustees noted that the Fund had underperformed for the one year period as compared to its peer group and the Morningstar High Yield Bond category average.  They further noted, however, that the Adviser believes it has identified the cause of the underperformance and has adjusted its strategy to account for current changes and reversals in the market.  In light of the information received and reviewed by the Trustees, the Board concluded that the Adviser’s past performance was reasonable.

 Fees and Expenses.  The Board noted that Donoghue charges a 1.00% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  They noted that the management fee was higher than the average, but was lower than the average for separate accounts managed by the Adviser. The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Trustees concluded that the Fund’s advisory fee was acceptable in light of the services the Fund currently receives from the Adviser.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  The Trustees noted that the Fund had experienced growth and it was anticipated to continue to grow steadily.  After discussion, it was the consensus of the Board that, as the Fund continues to grow, the issue of economies of scale should be revisited despite the Adviser’s concerns regarding constraints on the size of the fund.  However, based on the current size of the Fund, economies of scale was not a relevant consideration at this time.

Profitability.  The Board considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered profits from other activities related to the Fund. The Trustees concluded that the Adviser’s level of profitability from its relationship to the Fund was not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure was reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of the Fund.

Power Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2012

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	99

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	99	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (since  2007); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Power Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2012

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	99	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen Born in 1972	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Adviser Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and GemCom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A

Power Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2012

Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462

INVESTMENT ADVISOR

W.E. Donoghue & Co., Inc.

629 Washington Street

Norwood, MA 02062

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, NY 11788

LEGAL COUNSEL

Thompson Hine, LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $13,500

2011 - $13,500

(b)

Audit-Related Fees

2012 - None

2011 - None

(c)

Tax Fees

2012 - $2,000

2011 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

2011 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2012

2011

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $2,000

2011 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/10/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/10/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/10/12